SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 27, 1999


            VICTORY TAX EXEMPT REALTY INCOME FUND LIMITED PARTNERSHIP
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-18333                13-3516912
          --------                        -------                ----------
  State or other jurisdiction            Commission             IRS Employer
of incorporation or organization         File Number          Identification No.


3 World Financial Center, 29th Floor
New York, NY    Attn.:  Andre Anderson                              10285
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Address of principal executive offices                             Zip Code


Registrant's telephone number, including area code (212) 526-3183
                                                   --------------


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VICTORY TAX EXEMPT REALTY INCOME FUND LIMITED PARTNERSHIP



Item 5. Other Events

On May 27, 1999, Victory Tax Exempt Limited Partnership (the "Partnership") and Wasatch Acquisitions LLC, a Utah limited partnership, amended (the "Amendment") the agreement dated February 5, 1999 relating to the sale (the "Sale") by the Partnership of its principal asset, the mortgage revenue bond issued by the City of Fresno, California. Such Amendment extended the date of the closing of the Sale to June 21, 1999, but in no event later than June 30, 1999. There can be no assurance that the Sale will be consummated on the announced terms, if at all.


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VICTORY TAX EXEMPT REALTY INCOME FUND LIMITED PARTNERSHIP



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               VICTORY TAX EXEMPT REALTY INCOME
                               FUND LIMITED PARTNERSHIP


                               By: CA Victory Inc.,
                                   General Partner


Date:  June 10, 1999               By:  /s/Kenneth F. Boyle
                                        -------------------------------------
                                        Kenneth F. Boyle
                                        President and Chief Financial Officer